Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Equal Energy Ltd. (“the Company”) for the quarter ended March 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Scott Smalling, Chief Financial Officer of Equal Energy Ltd., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Scott Smalling
Scott Smalling
Senior Vice President Finance and Chief Financial Officer
of Equal Energy Ltd.

May 8, 2014